EXHIBIT 10

CONSENT OF INDEPENDENT ACCOUNTANTS

The Supervisory Board and Shareholders
Infineon Technologies AG:

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (registration number 333-11670 (filed March 16, 2000); registration number 333-12952 (filed December 6, 2000) and registration number 333-13566 (filed May 30, 2001)) of Infineon Technologies AG of our report dated October 25, 2001 except for note 31 which is as of November 29, 2001, relating to the consolidated balance sheets of Infineon Technologies AG and subsidiaries as of September 30, 2000 and 2001, and the related consolidated financial statements of operations, shareholders' equity and cash flows for each of the years in the three years period ended September 30, 2001 that appear in the Annual Report of Infineon on Form 20-F for the financial year 2001.

KPMG DEUTSCHE TREUHAND-GESELLSCHAFT
AKTIENGESELLSCHAFT
WIRTSCHAFTSPRÜFUNGSGESELLSCHAFT

/s/ KPMG DEUTSCHE TREUHAND-GESELLSCHAFT AG

Munich, Germany
November 30, 2001